ASSETS HELD FOR SALE	12 Months Ended
Dec. 31, 2013
Discontinued Operations And Disposal Groups [Abstract]
ASSETS HELD FOR SALE
4.	ASSETS HELD FOR SALE

On November 20, 2013, one of the Group’s subsidiaries entered into a promissory agreement with a third party for planned disposal of its properties in Macau for a total consideration of HK$240,000,000 (equivalent to $30,848) and a cash deposit of HK$10,000,000 (equivalent to $1,285) was received by the Group on the same date. The sale of the properties was completed on February 18, 2014, further details is disclosed in Note 27(c). As of December 31, 2013, the total net carrying value of the properties held for sale amounted to $8,468.